Graham Energy of NV, Inc.

                         (A Development Stage Company)

                              Financial Statements

                                      and

                          Independent Auditor's Report

                     For the Period July 20, 2001 (Inception)

                            Through December 31, 2001

                                 C O N T E N T S
                                 ---------------



AUDITOR'S REPORT...................................................    1

BALANCE SHEET......................................................    2

STATEMENT OF OPERATIONS............................................    3

STATEMENT OF STOCKHOLDER'S EQUITY..................................    4

STATEMENT OF CASH FLOWS............................................    5

NOTES TO FINANCIAL STATEMENTS......................................   6-9

                            Independent Auditor's Report
                            ----------------------------


Board of Directors and Stockholders
Graham Energy of NV, Inc.
Flagstaff, Arizona


We have audited the accompanying balance sheet of Graham Energy of NV, Inc. (a development stage company) as of December 31, 2001, and the related statements of operations, stockholder's equity, and cash flows for the period July 20, 2001 (inception) through December 31, 2001. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Energy of NV, Inc. at December 31, 2001, and the results of its operations and cash flows for the period July 20, 2001 (inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



/s/Turner, Stone & Company


Certified Public Accountants
April 11, 2002

                       GRAHAM ENERGY OF NV, INC.
                       -------------------------
                     (A DEVELOPMENT STAGE COMPANY)
                     -----------------------------
                             BALANCE SHEET
                             -------------
                           DECEMBER 31, 2001
                           -----------------



                          Assets
                          ------
Current assets:

  Accounts receivable                                       $    22,705
                                                            -----------

     Total current assets                                        22,705

Oil and gas properties, accounted for
  using the successful efforts method:

  Oil and gas interests, proved properties, net
    of $11,915 of accumulated depletion                       7,568,675

  Well equipment, at cost, net of $4,286
    of accumulation depreciation                                 55,714
                                                            -----------
                                                              7,624,389

                                                            $ 7,647,094
Liabilities and Stockholder's Equity
Current liabilities:

  Advances payable, officer                                 $     3,000
  Deferred income taxes payable                                   1,191
                                                            -----------
     Total current liabilities                                    4,191

Commitments and contingencies                                         -

Stockholder's equity:

  Common stock, $.001 par value, 3,000,000
    shares authorized, issued and outstanding                     3,000
  Paid in capital in excess of par                            7,637,590
  Retained earnings                                               2,313
                                                            -----------
                                                              7,642,903
                                                            -----------

                                                            $ 7,647,094
                                                            ===========




         The accompanying notes are an integral part of the consolidated financial statements.

                        GRAHAM ENERGY OF NV, INC.
                        -------------------------
                      (A DEVELOPMENT STAGE COMPANY)
                      -----------------------------
                          STATEMENT OF OPERATIONS
                          -----------------------
                  FOR THE PERIOD JULY 20, 2001 (INCEPTION)
                  ----------------------------------------
                         THROUGH DECEMBER 31, 2001
                         -------------------------



Revenues                                                    $    48,311
                                                            -----------

Operating expenses:

  Production costs                                               25,606
  General and administrative                                      3,000
  Depreciation and depletion                                     16,201
                                                            -----------
                                                                 44,807
                                                            -----------

Operating income                                                  3,504

Interest expense                                                      -
                                                            -----------

Income before income taxes                                        3,504

Provisions for income taxes                                       1,191
                                                            -----------

Net income                                                  $     2,313
                                                            ===========












             The accompanying notes are an integral part of the
                     consolidated financial statements.

                        GRAHAM ENERGY OF NV, INC.
                        -------------------------
                     (A DEVELOPMENT STAGE COMPANY)
                     -----------------------------
                    STATEMENT OF STOCKHOLDER'S EQUITY
                    ---------------------------------
                 FOR THE PERIOD JULY 20, 2001 (INCEPTION)
                 ----------------------------------------
                          THROUGH DECEMBER 31, 2001
                          -------------------------

                                                         Addt'l
                                    Common Stock         Paid-In      Retained
                                 Shares     Amount       Capital      Earnings       Total
                                ---------   -------     ----------    --------     ----------


Balance at July 20, 2001                -   $     -     $        -    $      -     $        -

Issuance of common stock in
  exchange for oil and gas
  properties                    3,000,000     3,000      7,637,590                  7,640,590

Net income                                                               2,313          2,313
                                ---------   -------     ----------    --------     ----------
Balance at December 31, 2001    3,000,000   $ 3,000     $7,637,590    $  2,313     $7,642,903
                                =========   =======     ==========    ========     ==========














              The accompanying notes are an integral part of the
                     consolidated financial statements.

                         GRAHAM ENERGY OF NV, INC.
                         -------------------------
                       (A DEVELOPMENT STAGE COMPANY)
                       ----------------------------
                          STATEMENT OF CASH FLOWS
                          -----------------------
                  FOR THE PERIOD JULY 20, 2001 (INCEPTION)
                  ----------------------------------------
                          THROUGH DECEMBER 31, 2001
                          -------------------------



Cash flows from operating activities:

Net income                                                   $     2,313

Adjustment to reconcile net income to net cash provided by operating activities:

  Depreciation and depletion expense                              16,201
  (Increase) decrease in accounts receivable                  (   22,705)
  Increase (decrease) in advances payable, officer                 3,000
  Increase (decrease) in deferred income taxes payable             1,191
                                                             -----------
     Net cash provided by operating activities                         -

Cash flows from investing activities                                   -

Cash flows from financing activities                                   -
                                                             -----------
Net increase in cash                                                   -

Cash at July 20, 2001                                                  -
                                                             -----------
Cash at December 31, 2001                                    $         -
                                                             ===========

Supplemental Disclosure of Non-Cash Investing and Financing Activities


  Issuance of common stock shares in
    exchange for oil and gas properties                      $ 7,640,590






              The accompanying notes are an integral part of the
                     consolidated financial statements.

                         GRAHAM ENERGY OF NV, INC.
                         -------------------------
                       (A DEVELOPMENT STAGE COMPANY)
                       -----------------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and business
-------------------------

Graham Energy of NV, Inc. (the Company) was incorporated in the state of Nevada on July 20, 2001. On that date, the Company issued 3,000,000 of its common stock shares to Graham Energy of Texas, Inc.
(GET) (Note 7) in exchange for certain oil and gas properties. The oil and gas properties consist of six different oil and gas leases located in Young, Pecos and Jones Counties, in the State of Texas, USA. The Company, an independent oil and gas producing company in the development stage, is planning the workover of some of its currently producing wells, recompletion of 50 of its wells currently not producing, and the drilling of 86 legal off-set well locations to increase production. The Company also is planning periodic acquisitions of additional producing properties having off-set drilling locations.

Method of accounting for oil and gas properties
-----------------------------------------------

The Company recognizes revenues from its oil and gas sales at the time the oil and gas is transferred to the pipeline companies.

The Company uses the successful efforts method of accounting for oil and gas producing activities as set forth in the Statement of Financial Accounting Standards No. 19, as amended. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed as incurred.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a charge against earnings is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit of production method. Support equipment and other property and equipment are carried at cost and depreciated over their estimated useful lives.

Proved oil and gas properties are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset and long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

On sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

On sale of an entire interest in an unproved property, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property has been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

                         GRAHAM ENERGY OF NV, INC.
                         -------------------------
                       (A DEVELOPMENT STAGE COMPANY)
                       -----------------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------


Property and equipment
----------------------

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment are being provided by straight-line methods for financial and accelerated methods for tax reporting purposes over estimated useful lives of five to seven years. For the period July 20, 2001 (inception) through December 31, 2001, depreciation expense totaled $4,286.

Management estimates
--------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include the valuation of proved undeveloped reserves related to the oil and gas properties. The oil and gas properties constitute 99% of total assets at December 31, 2001. The ultimate recovery of proved undeveloped reserves is dependent on the success of future development of the properties and in the Company's ability to profitably produce its oil and gas reserves.

Cash flow
---------

For purposes of the statement of cash flows, cash includes demand deposits and time deposits with maturities of less than three months.

2.   OIL AND GAS PROPERTIES

In connection with the initial capitalization of the Company (Note 1), the Company acquired oil and gas properties comprised of six different oil and gas leases consisting of approximately 2,177 acres located in Young, Pecos and Jones Counties, in the State of Texas, USA. The oil and gas properties, appraised by an independent petroleum geologist and engineering firm located in Dallas, Texas and classified as proved producing, proved non-producing, and proved undeveloped reserves, consist of estimated gross oil reserves of 1,533,915 barrels of oil.

The net present value of the oil and gas reserves is based on estimates of future cash inflows and cash outflows over 30 years. The future cash outflows include direct and indirect production costs.

Proved undeveloped reserves are defined in the geologist's report as reserves that are recoverable from additional wells yet to be drilled. Undeveloped reserves are those considered proved for production by reasonable geological interpretation of adequate subsurface control in reservoirs that are producing or proved by other wells but are not recoverable from existing wells. This classification of reserves requires drilling of additional wells, major deepening of existing wells, or installation of enhanced recovery or other facilities.

                         GRAHAM ENERGY OF NV, INC.
                         -------------------------
                       (A DEVELOPMENT STAGE COMPANY)
                       -----------------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------



Proved developed reserves are defined in the geologist's report as reserves recoverable from existing wells which include producing and non-producing wells. Estimates of producing reserves assume recovery by existing wells producing from present completion intervals with normal operating methods and expenses. Developed non producing reserves are in reservoirs behind the casing or at minor depths below the producing zone and are considered proved by production from other wells in the field, by successful drill-stem test, or by core analyses from the particular zones. Non-producing reserves require additional expenditures to be brought into production.

3.   RELATED PARTIES

Advances from officer
---------------------

During the period July 20, 2001 (inception) through December 31, 2001, an officer made advances in the form of direct operating expense payments on behalf of the Company. These advances are unsecured, non-interest bearing and payable upon demand. At December 31, 2001, these advances totaled $3,000.

Operating agreement
-------------------

The Company is obligated under an agreement with a corporation wholly owned by an officer of the Company to provide various oil and gas operating, maintenance, exploration and development services. The agreement provides for a minimum monthly fee of $2,000 but will vary based on production activity. The operator can terminate the agreement with written notice anytime and the Company can terminate the agreement with 90 days written notice. During the period July 20, 2001 (inception) through December 31, 2001, expenses under this agreement totaled $10,000.

4.   COMMITMENTS AND CONTINGENCIES

At December 31, 2001, the Company was not obligated under any noncancelable lease commitments, was not a party to any litigation or potential litigation and was not subject to any other significant commitments or contingencies.

5.   INCOME TAXES

Deferred income taxes are recognized for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the tax bases of those assets and liabilities that will result in taxable or deductible amounts in future years.

At December 31, 2001, pursuant to Statement of Financial Accounting Standards No. 109, the Company has a deferred tax liability of $1,191 resulting from the use of accelerated depreciation methods for tax reporting purposes.

6.   FINANCIAL INSTRUMENTS

The Company's financial instruments, which potentially subject the Company to credit risks, consist of its accounts receivable.

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                         GRAHAM ENERGY OF NV, INC.
                         -------------------------
                       (A DEVELOPMENT STAGE COMPANY)
                       -----------------------------
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------


Accounts receivable
-------------------

The Company's accounts receivable are unsecured and represent oil production sales not collected at the end of the year. Management believes it is not exposed to any significant credit risks affecting accounts receivable and that these accounts receivable are fairly stated at estimated net realizable amounts.

7.   SUBSEQUENT EVENTS

Stock split
-----------

On February 7, 2002, the Company amended its Articles of Incorporation to allow for the issuance of up to 15,000,000 shares of its common stock pursuant to a 5 for 1 stock split approved by the board of directors on January 3, 2002. The above 3,000,000 shares were then canceled and 15,000,000 shares were then issued to GET effecting this 5 for 1 stock split.

Change in control
-----------------

On February 16, 2002, the Company's parent GET (Note 1) exchanged the 15,000,000 shares of the Company's common stock for 4,000,000 shares of restricted common stock of a publicly traded company Silk Botanicals.com, Inc. (SILK), finalizing a stock purchase agreement between these parties, which was signed on December 6, 2001. With this exchange of common stock shares, control of the Company changed to SILK.

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